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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 23, 2004
                        --------------------------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-6377                  77-0176309
-------------------------------    ------------          -------------------
(State or other jurisdiction of    (Commission            (I.R.S.  Employer
incorporation or organization)     File Number)          Identification No.)


         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

In the Registrant's Quarterly Report on Form 10-Q for the second fiscal quarter of 2004 ended September 30, 2003, the Registrant began reporting for two segments, optical memory cards and optical card drives, and provided other related information pursuant to Statement of Financial Accounting Standards No. 131, "Segment Reporting." The Registrant shortly will be filing a Registration Statement on Form S-3 to register the common stock issued in (and the common stock issuable in the future upon exercise of warrants and options granted as part of) its December, 2003, private placement and will be incorporating into that Registration Statement certain prior reports that Registrant had filed with the SEC. Accordingly, the Registrant is filing this Form 8-K containing the financial statements and independent accountants' reports attached as Exhibit 99.1, to reflect the change from those contained in Registrant's Form 10-K/A for the fiscal year ended March 31, 2003, to include the segment reporting disclosure in Note 4 to the financial statements; however, the segment information for the fiscal year ended March 31, 2001, is unaudited as Arthur Andersen LLP, who had audited the Registrant's fiscal 2001 financial statements, has ceased operations and is not able to conduct audits. This change is necessary to present segment information from the annual periods on a comparable basis with the segment information presented in the fiscal 2004 second quarter Form 10-Q.

Management's Discussion and Analysis of Results of Operation and Financial Condition comprising Item 7 of its Annual Report on Form 10-K/A for the fiscal year ended March 31, 2003, as filed, addresses various material aspects of revenues and gross profit (loss) by segment.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

   Exhibit
   Number            Description
   ------            -----------

   23.1              Consent of PricewaterhouseCoopers LLP*

   99.1 Audit Report of PricewaterhouseCoopers LLP dated April 28, 2003, except for Note 4, as to which the date is January 22, 2004

*The audited consolidated financial statements of Registrant as of and for the year ended March 31, 2001 were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report dated May 13, 2002, with respect thereto contained in Exhibit 99.1. Arthur Andersen LLP has not consented to the incorporation by reference of their report on Registrant's financial statements in this Form 8-K into prospectus associated with currently effective Registration Statements, and we have dispensed with the requirement to file their consent in reliance upon Rule 437a of the Securities Act of 1933. Because Arthur Andersen LLP has not so consented, persons transacting in Registrant's securities in reliance upon such prospectus will not be able to recover against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen LLP or any omissions to state a material fact required to be stated therein. The changes made related to segment reporting for the year ended March 31, 2001 in Note 4 were not subject to audit by Arthur Andersen LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


                   DREXLER TECHNOLOGY CORPORATION (REGISTRANT)


                   Date: January 23, 2004        /s/  Steven G. Larson
                                                 ---------------------------
                                                 Steven G. Larson
                                                 Vice President, Finance and
                                                 Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit
Number        Description
------        -----------

23.1          Consent of PricewaterhouseCoopers LLP

99.1 Audit Report of PricewaterhouseCoopers LLP dated April 28, 2003, except for Note 4, as to which the date is January 22, 2004









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